Exhibit 99.12

                           SECURITY AGREEMENT


THIS AGREEMENT, entered into as of the 29th day of September, 1999, by and between PITTSFIELD MOLD & TOOL, INC., a Massachusetts corporation, with its principal place of business at Stearnsville Industrial Park, 10 BETNR Industrial Drive, Pittsfield, Massachusetts 01201 ( the "Debtor"), and the HENRY A. KIRCHNER AND BARBARA J. KIRCHNER, Trustees of the KIRCHNER FAMILY NOMINEE TRUST, under Declaration of Trust dated February 6, 1996 and recorded with the Berkshire County (Middle District) Registry of Deeds in Book 910, Page 800, with its principal place of business at Victoria Lane, Lanesboro, Massachusetts 01237 (the "Secured Party");

                  W I T N E S S E T H:

WHEREAS, the Secured Party has agreed to lend $3,950,000.00 to the Debtor (the "Loan") to be evidenced by a $1,750,000.00 Promissory Note and a $2,200,000.00 Promissory Note (collectively the "Note") to the Debtor and secured by a Mortgage and Security Agreement, a Stock Pledge Agreement, a $250,000.00 Letter of Credit and a Security Agreement (the Note, the Mortgage, the Stock Pledge, the Letter of Credit, the Security Agreement, and other documents executed in connection therewith are hereinafter referred to as the "Loan Documents"); and

WHEREAS, as a material inducement to the Secured Party to consummate the transactions evidenced by the Loan Documents, the Debtor has agreed to enter into this Security Agreement, and acknowledges that the Secured Party intends to rely upon the representation, warranties, covenants and indemnifications contained herein;

NOW THEREFORE, in consideration of the willingness of the Secured Party to enter into the Loan Documents and to agree, subject to the terms and conditions set forth herein, to make the Loan to the Debtor pursuant thereto, and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Secured Party and the Debtor hereby agree as follows:

             ARTICLE 1.  GRANT OF SECURITY INTEREST

1.1 To secure the prompt, punctual and faithful performance of all and each of the present and future Obligations, the Debtor hereby grants to the Secured Party a continuing security interest in and to, and assigns to the Secured Party, all of the Debtor=s right, title and interest in the following properties, assets and rights, all wherever located and whether now existing or hereafter acquired or arising (all of which, together with any other property in which the Secured Party may in the future be granted a security interest pursuant hereto, is referred to hereinafter as the "Collateral"): (a) all Accounts and all Receivables; (b) all Inventory; (c) all General Intangibles; (d) all Equipment; (e) all Fixtures; (f) all Goods; (g) all Tangible Personal Property; (h) all Chattel Paper; (i) all books, records, ledgers, printouts, papers, data, file materials and information relating to the Property, the Collateral, any account debtors in respect thereof and/or to the operation of the Debtor=s business, and all rights of access to such books, records, ledgers, pinouts, papers, file materials and information, and all property in which such books, records, ledgers, pinouts, data, file materials and information are stored, recorded, and maintained; (j) all Instruments, Documents of Title, Documents, policies and certificates of insurance, Securities, deposits, deposit accounts, money, cash or other property; (k) all federal, state, and local tax refunds and/or abatements to which the Debtor is, or becomes entitled, no matter how or when arising, including, but not limited to any loss carryback tax refunds; (l)all trade secrets, computer programs, customer lists, manuals, developmental ideas and concepts, and all papers, drawings, blueprints, sketches and documents relating to all of the foregoing and/or relating to the operation of the Debtor's business and/or the Collateral; and (m) all insurance proceeds, refunds and premium rebates, whether any of such proceeds, refunds and premium rebates arise out of any of the foregoing or otherwise; together with (i) all security pledged, assigned, hypothecated or granted to or held by the Debtor to secure any of the foregoing, (ii) General Intangibles arising out of the Debtor's rights in any Goods, the sale of which gave rise thereto, (iii) any property received in payment, settlement or compromise of any Account or Receivable, (iv) all guarantees, endorsements and indemnifications on, or of, any of the foregoing,
(v) all rights, remedies and privileges pertaining to any of the foregoing, (vi) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (vii) all evidence of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto and (viii) all of the Debtor's rights to use, in perpetuity, in connection with the operation of the Property, the name "PITTSFIELD MOLD & TOOL, INC." and any other names similar thereto and the good will of the Debtor with respect thereto.

1.2 The Debtor shall execute, upon request of the Secured Party, all such instruments as may be required by the Secured Party with respect to the perfection of the security interests granted herein. A carbon, photographic, or other reproduction of this Agreement or of any financing statement or other instrument executed pursuant to this Section 1.2 shall be sufficient for filing to perfect the security interests granted herein, to the extent permitted under applicable law.

               ARTICLE 2.  CERTAIN DEFINITIONS

All capitalized terms not defined herein shall have the same meanings ascribed to such terms under the Loan Documents.

As herein used, the following terms have the following meanings:

2.1 The term "Accounts" shall have the same meaning ascribed to such term under the UCC.

2.2 The term "Chattel Paper" shall have the same meaning ascribed to such term under the UCC.

2.3 The term "Collateral" shall have the same meaning ascribed to such term in Section 1.1.

2.4 The term "Debtor" shall have the same meaning ascribed to such term in the preamble of this Agreement.

2.5 The term "Documents" shall have the same meaning ascribed to such term under the UCC.

2.6 The term "Documents of Title" shall have the same meaning ascribed to such term under the UCC.

2.7 The term "Equipment" shall have the same meaning ascribed to such term under the UCC.

2.8 The term Event of Default shall have the same meaning ascribed to such term in Article 5 of this Agreement.

2.9 The term "Fixtures" shall have the same meaning ascribed to such term under the UCC.

2.10 The term "General Intangibles" shall have the same meaning ascribed to such term under the UCC.

2.11 The term "Goods" shall have the same meaning ascribed to such term under the UCC.

2.12 The term "Instruments" shall have the same meaning ascribed to such term under the UCC.

 2.13 The term "Inventory" shall have the same meaning ascribed to such term under the UCC.

2.14 The term "Liable Person" shall have the same meaning ascribed to such term in Section 7.3.

2.15 The term "Proceeds" shall have the meaning ascribed to such term under the UCC.

2.16 The term "Receivables" shall mean collectively, all
(i)Instruments, Documents, Accounts, Proceeds, General Intangibles and Chattel Paper and (ii) rights to payment for goods sold or leased or services rendered by the Debtor or any other party, whether now in existence or arising from time to time hereafter and whether or not yet earned by performance, including, without limitation, obligations evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness.

2.17 The term "Receivables Collateral" refers to the Debtor's Accounts, Receivables, Chattel Paper, Instruments, Documents of Title, Documents, Securities, Letters of Credit, the Secured Party's Acceptance, and any other rights to payment now held or in which the Debtor has an interest, or hereafter acquired, or in which the Debtor obtains an interest.

2.18 The term "Secured Party" shall have the meaning ascribed to such term in the preamble of this Agreement.

2.19 The term "Secured Party's Rights and Remedies" shall have the meaning ascribed to such term in Section 6.4.

2.20 The term "Securities" shall have the same meaning ascribed to such term under the UCC.

2.21 The term "UCC" shall mean the Uniform Commercial Code as adopted in the Commonwealth of Massachusetts.

     ARTICLE 3.  REPRESENTATIONS, WARRANTIES AND COVENANTS

 3.1 The Collateral is and shall be primarily kept and maintained at the PITTSFIELD MOLD & TOOL, INC., Stearnsville Industrial Park, 10 BETNR Industrial Drive, Pittsfield, Massachusetts 01201 (the
"Premises").

3.2 The Debtor shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Secured Party may reasonably request, to vest more completely in and assure to the Secured Party its rights hereunder and in or to the Collateral including, without limitation, compliance with the Federal Assignment of Claims Act.

3.3 The agreements, representations, covenants and warranties contained herein are in addition to any others previously, presently or hereafter made by the Debtor to or with the Secured
Party in any other instrument.

      ARTICLE 4.   COLLECTION OF ACCOUNTS RECEIVABLE, CONTRACT
        RIGHTS AND OTHER RECEIVABLES COLLATERAL

4.1 The Debtor hereby irrevocably constitutes and appoints the Secured Party as the Debtor's true and lawful attorney, with full power of substitution, such powers to be effective following the occurrence of an Event of Default, to convert the Receivables Collateral into cash at the sole risk, cost, and expense of the Debtor, but for the sole benefit of the Secured Party. Subject to applicable law, the rights and powers granted the Secured Party by the within appointment include but are not limited to the right and power to: prosecute, defend, compromise, settle, or release any action relating to the Collateral; receive, open, and dispose of all mail addressed to the Debtor and to take therefrom any remittances on or proceeds of any Collateral; sign change of address forms to change the address to which the Debtor's mail is to be sent as the Secured Party shall designate; endorse the name of the Debtor in favor of the Secured Party upon any and all checks or other items constituting remittances or proceeds of Collateral; sign and endorse the name of the Debtor on, and to receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title of a same or different nature relating to the Collateral; sign the name of the Debtor on any notice to the obligors on the Receivables Collateral; take all such action as may be necessary to obtain the payment on any Letter of Credit of which the Debtor is a beneficiary; and sign and file or record on behalf of the Debtor any financing or other statement in order to perfect or protect the Secured Party's security interest. The Secured Party shall not be obligated to perform any of such acts or to exercise any of such powers, but if the Secured Party elects so to perform or exercise, the Secured Party shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to Debtor except for the Secured Party's actual willful misconduct. All powers conferred upon the Secured Party by this Agreement, being coupled with an interest, shall be irrevocable until terminated by a written instrument executed by a duly authorized officer of the Secured Party and shall not be affected by any disability or incapacity which the Debtor may suffer and shall survive the same. The power of attorney conferred on the Secured Party pursuant to the provisions of this Article 4 is provided solely to protect the interests of the Secured Party and shall not impose any duty on the Secured Party to exercise any such power, and neither the Secured Party nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or willful misconduct.

                 ARTICLE 5.  EVENTS OF DEFAULT

Upon the occurrence of a default beyond the applicable notice and/or grace periods, if any, under this Agreement or any of the other Loan Documents including without limitation, a "USC Default" as that term is defined per a certain Cross-Default and Cross-Collateral Agreement of even date executed by Debtor and Secured Party (each, hereinafter referred to as an "Event of Default" hereunder), at the option of the Secured Party, the Obligations shall become immediately due and payable by the Debtor; in addition to which, the Secured Party may exercise its rights and remedies upon default, as set forth under this Agreement.

          ARTICLE 6.  RIGHTS AND REMEDIES UPON DEFAULT

 6.1 Upon the occurrence of any Event of Default and at any time thereafter, the Secured Party shall have all of the rights and remedies of a secured party upon default under the UCC; in addition to which, the Secured Party shall have all of the following rights and remedies: (a) to collect the Receivables Collateral; (b) to take possession of the Collateral and to maintain and to use the same at the Property (or elsewhere) pending any disposition thereof; (c) to sell, lease, or otherwise dispose of any or all of the Collateral in its then condition or following such preparation or processing as the Secured Party deems advisable having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Secured Party's disposition of the Collateral; (d) to apply the Receivables Collateral, or the proceeds of the Collateral, towards (but not necessarily in complete satisfaction of) the Loan Obligations in such order as the Secured Party may determine (in its sole and absolute discretion); (e) to prosecute the $250,000.00 Letter of Credit referred to at Section 8.8 (i) of the Stock Purchase Agreement; (f) to release Joseph A. Kirchner of his obligations under the Employment Agreement; and/or (g) to release Henry A. Kirchner and Barbara J. Kirchner of their obligations under the Non-Competition Agreement. The Secured Party may conduct any such sale or other disposition of the Collateral at the Premises (or elsewhere). Unless the Collateral is perishable, threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Secured Party shall give the Debtor such notice as may be practicable under the circumstances), the Secured Party shall give the Debtor at least the greater of the minimum notice required by law or seven (7) days' prior written notice of the date, time and place of any proposed public sale, and/or of the date after which any private sale or other disposition of the Collateral may be made. The Secured Party may purchase the Collateral, or any portion of it, at any public sale conducted pursuant to this Agreement.

6.2 In connection with the Secured Party's exercise of the Secured Party's Rights and Remedies, in accordance with and to the maximum extent permitted by applicable law, the Secured Party may enter upon, occupy, and use any premises owned or occupied by the Debtor, and may exclude the Debtor from such premises or portion thereof as may have been so entered upon, occupied, or used by the Secured Party. The Secured Party shall not be required to remove any of the Collateral from any such premises upon the Secured Party's taking possession thereof, and may render any Collateral unusable to the Debtor. In no event shall the Secured Party be liable to the Debtor for use or occupancy by the Secured Party of any premises pursuant to this Agreement, nor for any charge (such as wages for the Debtor's employees and utilities) incurred in connection with the Secured Party's exercise of the Secured Party's Rights and Remedies.

6.3 Upon the occurrence of any Event of Default, the Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at the Debtor's sole risk and expense at a place or places designated by the Secured Party which are reasonably convenient to both the Secured Party and the Debtor.

6.4 The rights, remedies, powers, privileges, and discretions of the Secured Party hereunder and under the other Loan Documents (herein, the "Secured Party's Rights and Remedies") shall be cumulative and not exclusive of any rights or remedies which it otherwise may have. No delay or omission by the Secured Party in exercising or enforcing any of the Secured Party's Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Secured Party of any Event of Default shall operate as a waiver of any other default hereunder or under any of the other Loan Documents. No exercise of any of the Secured Party's Rights and Remedies and no other agreement or transaction of whatever nature entered into between the Secured Party and the Debtor at any time, shall preclude any other exercise of the Secured Party's Rights and Remedies. No waiver by the Secured Party of any of the Secured Party's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Secured Party's Rights and Remedies and all of the Secured Party's rights, remedies, powers, privileges, and discretions under any Related Party Agreement are cumulative and not alternative or exclusive and may be exercised by the Secured Party at such time or times and in such order of preference as the Secured Party in its sole discretion may determine.

                   ARTICLE 7.  MISCELLANEOUS

7.1 The Secured Party shall have no duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come into the possession of the Secured Party and shall have no duty as to the preservation of rights against prior parties or of any other rights pertaining thereto. The Secured Party's Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Loan Obligations.

7.2 The obligations of the Debtor under this Agreement shall continue in full force and effect until all of the Loan
Obligations have been fully paid and performed.

7.3 The Secured Party shall be at liberty, without giving notice to or obtaining the assent of the Debtor and without relieving the Debtor of any of the Loan Obligations, to deal with each other Person who now is or after the date hereof becomes liable in any manner for any of the Obligations (a "Liable Person"), in such manner as the Secured Party in its sole discretion deems fit, and to this end the Debtor gives to the Secured Party full authority in its sole discretion to do any or all of the following things:
(a) extend credit, make loans, and afford other financial accommodations to any Liable Person, enter into leases of real and personal property and agreements and contracts of any nature whatsoever, at such times, in such amounts, and on such terms as the Secured Party may approve, (b) vary the terms and grant extensions or renewals of any present or future indebtedness or obligation to the Secured Party of any Liable Person, (c) grant time, waivers, and other indulgences in respect thereto, (d) vary, exchange, release or discharge, wholly or partially, or delay in or abstain from perfecting and enforcing any security or guaranty or other means of obtaining payment of any of the Loan Obligations which the Secured Party now has or acquires after the date hereof,
(e) accept partial payments from any Liable Person, (f) release or discharge, wholly or partially, any endorser or guarantor and (g) compromise or make any settlement or other arrangement with any Liable Person. The Debtor waives all surety ship defenses of every kind and nature.

7.4 This Agreement shall be in addition to any guaranty or other security for the Loan Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such guaranty or other security.

7.5 As long as the Obligations remain unpaid or undischarged, the Debtor will not, by paying any sum recoverable hereunder (whether or not demanded by the Secured Party) or by any means or on any other ground, claim any set-off or counterclaim against any Liable Person in respect of any liability of the Debtor to such Liable Person or, in proceedings under the bankruptcy or other similar laws of the United States, any state or any other jurisdiction or any insolvency proceedings of any nature, prove in competition with the Secured Party in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of any Liable Person or the benefit of any other security for any Liability which, now or hereafter, the Secured Party may hold or in which it may have any share.

7.6 The Debtor shall pay, on demand, all costs and expenses (including, without limitation, attorneys' fees and expenses) now or hereafter reasonably incurred by the Secured Party in connection with the protection or enforcement of any of the Secured Party's rights and remedies against the Debtor, any of the Collateral, and any other Liable Person (including, without limitation, the exercise of any of the Secured Party's Rights and Remedies).

7.7 This Agreement shall be construed, and the rights and obligations of the Debtor and the Secured Party shall be determined, in accordance with the laws of the Commonwealth of Massachusetts, except (a) that the laws of the state where the Collateral is located shall govern this Agreement to the extent necessary to perfect and/or enforce the Liens created by this Agreement and to the extent necessary to obtain the benefit of the rights and remedies set forth herein with respect to the Collateral and (b) for procedural requirements which must be governed by the laws of the state in which the Collateral is located. To the maximum extent permitted by applicable law, the Debtor hereby submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of, or with respect to any of the Loan Documents, the negotiation and/or consummation of the transactions evidenced by the Loan Documents, and/or the performance of any obligation or the exercise of any remedy under any of the Loan Documents and expressly waives any and all objections the Debtor may have as to venue in any of such courts.

7.8 This Agreement shall remain in full force and effect until specifically terminated in writing by a duly authorized officer of the Secured Party. In the event that any of the Loan Obligations remain outstanding, such termination by the Secured Party may be conditioned upon such further indemnifications provided to the Secured Party by or on behalf of the Debtor as the Secured Party may request. Until specifically terminated in writing as set forth above, this Agreement shall itself constitute conclusive evidence of validity, effectiveness and continuing force hereof and any Person may rely hereon. Upon the satisfaction in full of all of the Loan Obligations, the Secured Party, upon the written request of the Debtor, shall execute and deliver to the Debtor, at the Debtor's expense, all instruments of assignment or other instruments as may be necessary to establish full title of the Debtor to the Collateral, subject to any prior sale or other disposition pursuant to the terms and provisions of this Agreement.

7.9 It is intended that the security interests created by this Agreement attached to all of the Debtor's assets now owned or hereafter acquired which are capable of being subject to a security interest.

7.10 Any notice, request, demand, statement or consent made hereunder shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, and shall be deemed given when postmarked or placed in the possession of such mail or delivery service and addressed as follows:

If to the Debtor:      United Shields Corporation
                       311 Northland Boulevard
                       Cincinnati, Ohio 45246,

With a copy to:        Scott E. Wiegand, Esquire
                       Dinsmore & Shohl LLP
                       1900 Chemed Center
                       255 East Fifth Street
                       Cincinnati, Ohio 45202


If to the Secured Party: KIRCHNER FAMILY NOMINEE TRUST
                         c/o Henry A. Kirchner
                         Victoria Lane
                         Lanesboro, Massachusetts 01237

With copies to:          John J. Martin, Jr., Esquire
                         Martin & Oliveira, LLP
                         100 North Street, Suite 301
                         Pittsfield, Massachusetts 01201

or at such other place as any of the parties hereto may from time to time hereafter designate to the others in writing. The Bank may also provide notice to the address at which the Secured Party customarily communicates with the Debtor. Any notice given to the Debtor by the Secured Party at any time shall not imply that such notice or any further or similar notice was or is required.

IN WITNESS WHEREOF, the Debtor and the Secured Party duly executed this Agreement as a sealed instrument as of the day and year first above written.



WITNESSES:                      DEBTOR:

                                PITTSFIELD MOLD & TOOL, INC.



/s/                             By: /s/William A. Frey III
                                    William A. Frey III
                                      Its President


                                 SECURED PARTY:

                                 KIRCHNER FAMILY NOMINEE TRUST



/s/                              By: /s/ Henry A. Kirchner
                                     Henry A. Kirchner
                                 Its:  Trustee


/s/                               By: /s/ Barbara J. Kirchner
                                      Barbara J. Kirchner
                                  Its:  Trustee